Payment Date:  08/25/97

COUNTRYWIDE HOME LOAN, INC.
ASSET-BACKED CERTIFICATES, SERIES 1997-2

                                                                             Current Payment Information
Class Information

                         Beginning          Pass Thru    Principal     Interest       Total         Ending Certificate
Class Code       Name    Cert. Bal.            Rate      Dist. Amt.    Dist. Amt.     Dist.              Balance
----------       ----    ----------         ---------    ----------    ----------     -----         ------------------
                 A-1     175,177,824.61     5.896250%    2,886,807.58  889,434.99     3,776,242.57  172,291,017.03
                  R                0.00      N/A           N/A               0.00             0.00            0.00
Totals            -      175,177,824.61       -          2,886,807.58  889,434.99     3,776,242.57  172,291,017.03


Class Information   Original Certificate Information               Factors per $1,000

                    Original       Pass Thru    Cusip      Principal      Interest     Ending
  Type    Name      Cert. Bal.       Rate       Numbers      Dist.          Dist.      Cert. Bal
  ----    ----      ----------     ---------    -------    ---------      --------     ----------
Floater   A-1     178,026,096.00   5.896250%    126671AJ5   16.21564280   4.99609333   967.78517812
Fixed      R                0.00    N/A           N/A        0.00000000   0.00000000     0.00000000
Totals        -   178,026,096.00     -              -       16.21564280   4.99609333   967.78517812



                                                        Payment Date:  08/25/97

COUNTRYWIDE HOME LOAN, INC.
ASSET-BACKED CERTIFICATES, SERIES 1997-2


COLLATERAL INFORMATION
----------------------

Beginning Pool Balance                                175,861,437.07
Scheduled Principal Payment                                96,724.40
Prepayment Amount                                       2,418,877.69
Ending Pool Balance                                   173,345,834.98

Subordinated Increase Amount                              371,205.49
Required Subordinated Amount                            4,895,717.65
Subordination Deficit Amount                                    0.00


OTHER INFORMATION
-----------------

Class A Carry-Forward Amount                                   0.00
Class A Insured Payment                                        0.00
Class A Basis Risk Carry-Forward Amount paid                   0.00
Class A Basis Risk Carry Forward Amount remained               0.00


TOTAL REO INFORMATION
---------------------

Total Number of REO Properties                                    0
Total Principal Balance of REO Properties                      0.00


NEW REO INFORMATION
-------------------

Loan Number        Stated Principal Balance
-----------        ------------------------
                   0                  0.00
                   0                  0.00
                   0                  0.00

FEES & ADVANCES
---------------

Monthly master servicer fees paid       72,281.12
Advances included in this distribution       0.00


LIQUIDATION / LOSS INFORMATION
------------------------------

Loan Number              Ending Stated Balance    Realized Losses
-----------              ---------------------    ---------------
     0                                    0.00              0.00
     0                                    0.00              0.00
     0                                    0.00              0.00


Total realized losses (this period)       0.00
Cumulative losses (from Cut-Off)          0.00

DELINQUENCY INFORMATION
-----------------------

    Period          Loan Count    Ending Stated Balance
    ------          ----------    ---------------------
    30 days                  0                     0.00
    60 days                  0                     0.00
90 or more days              0                     0.00
  Foreclosure                0                     0.00
    Totals                   0                     0.00